Exhibit 10.1
     Portions of this exhibit indicated by “***” have been omitted pursuant to the Company’s request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and the omitted material has been separately filed with the Securities and Exchange Commission.
AMENDED AND RESTATED PFP ADVERTISER DISTRIBUTION AGREEMENT
     This Amended and Restated PFP Advertiser Distribution Agreement (“Agreement”) is made effective as of the 1st day of March, 2007 (“Amended Effective Date”), by and between Local.com Corporation, (f/k/a Interchange Corporation), a Delaware corporation, whose principal offices are located at One Technology Drive, Building G, Irvine CA 92618 (“Local”), and Idearc Media Corp. (f/k/a Verizon Directories Corp.), a Delaware corporation, with its principal place of business located at 2200 West Airfield Drive, D/FW Airport, Texas 75261 (“Idearc”), and amends and restates that certain PPC Advertiser Distribution Agreement between the Parties dated October 20, 2004 (the “Original Agreement”). Local and Idearc are each referred to herein as a “Party”, and collectively are the “ Parties”.
Background
     A. Idearc owns, operates and maintains an Internet-based interactive information service in the United States (the “Superpages.com Service”) from its Internet web site located at http://www.superpages.com, and various other web sites (collectively, the “Superpages.com Web Site”);
     B. Local offers Internet users access to various content and services (and co-branded versions of such services) through (1) the Internet web site it owns, operates, hosts and maintains located at http://www.local.com (referred to as the “Local Web Site”), and (2) other Internet web sites which are owned, hosted, operated and maintained by Third Party Networked Web Site Owner(s) (defined below) (collectively, the “Local Networked Sites” and each, a “Local Networked Site”). The “Local Network” shall mean the Local Web Site and the Local Networked Sites, collectively;
     C. Local desires to host search forms (on which users may enter search criteria) and submission buttons (through which a search is submitted to Local for information about local businesses) (collectively, the “Local Search Forms” and each, a “Local Search Form”) on the Local Web Site, and send such search criteria submitted by users through such search forms from the Local Server(s) (defined below), to the server(s) that host the Superpages.com Web Site (the “Superpages.com Server(s)”), and Idearc desires to send, in eXtensible Markup Language format (“XML format”), Search Results (as defined below) from the database(s) that serves the Superpages.com Service (the “Superpages.com Business Database”) to the Local Server(s), for display on the search results page(s) on the section of the Local Web Site on which the Local SF Search (defined below) originated (such search results pages on which one or more PFP Ads are displayed, the “Local SF Results Page(s)”), subject to the terms and conditions set forth in this Agreement;

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     D. Local desires to receive search criteria from search forms and submission buttons on Local Networked Sites, (collectively, the “Network Search Forms” and each, a “Network Search Form”) and send such search criteria from the Local Server(s) (defined below), to the Superpages.com Server(s), and Idearc desires to send, in XML format, Search Results (as defined below) from the Superpages.com Business Database(s) to the Local Server(s), for Local to transmit to a Third Party Networked Server (defined below) for display on the search results page(s) on the Local Networked Site on which the Network Search (defined below) originated (such search results pages on which one or more PFP Ads are displayed, the “Network Results Page(s)”), subject to the terms and conditions set forth in this Agreement; and
     E. Local has implemented search engine marketing strategies (including, without limitation, search engine optimization strategies) with respect to the Local Web Site, and Local desires to send Search Criteria (defined below) submitted by users of Search Engines (defined below) from the Local Server(s), to the Superpages.com Server(s), and Idearc desires to send, in XML format, Search Results, from the Superpages.com Business Database to the Local Server(s), for display on the search results page(s) on the Local Web Site (such search results pages on which one or more PFP Ads are displayed, the “Local SEM Results Page(s)”), accessible via a link on the Search Engine on which the Search Criteria was submitted, subject to the terms and conditions set forth in this Agreement.
Terms and Conditions
     In consideration of the background facts set forth above, the Parties’ mutual obligations under this Agreement, and other good and valuable consideration, Idearc and Local agree as follows:
     1. Definitions.
a.	“Affiliate” shall mean any person or entity which directly or indirectly controls or is controlled by or is under the common control with the Party at issue.

b.	“Bid Program” means the program offered to advertisers whereby they bid for placement on the SuperPages.com Web Site.

c.	“Change of Control” means (a) the consummation of a reorganization, merger, or consolidation or the sale or other disposition of all or substantially all of the assets of Local; or (b) the acquisition by any individual, entity or group of more than ***. Whether or not the Local Web Site constitutes substantially all of the assets of Local, a sale or other disposition of the Local Web Site to a third party will be deemed to constitute a Change of Control.

d.	“Collected” means (a) actually paid to Idearc as a result of direct billing, or (b) in the case of credit card billing (or other prepayments), actually paid to Idearc, and applied to a relevant payment event (i.e., a Qualified Click).

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e.	“Confidential Information” shall mean any information that a Disclosing Party discloses to the Receiving Party about the Disclosing Party’s business or activities that (a) is, or is considered by the Disclosing Party to be, proprietary or confidential, and includes, without limitation, any and all business, financial, technical and other information relating to a Party, its customers, suppliers and Affiliates which is provided by either Party to the other hereunder, and (b) is marked or designated as “confidential” or “proprietary”, or which is otherwise known by the Receiving Party to be confidential or proprietary, or which the Receiving Party should otherwise recognize as being confidential or proprietary due to the circumstances surrounding the disclosure (including without limitation, all versions of Idearc’s “Superpages.com XML API and Display Requirements” document (which shall be deemed to be Idearc’s Confidential Information), any and all data or information collected by Local regarding the Pay For Performance Advertisements (which shall be deemed to be Idearc’s Confidential Information), and any and all reports provided by one Party to another under this Agreement (which shall be deemed to be such Disclosing Party’s Confidential Information, but, notwithstanding anything to the contrary, the Disclosing Party shall not disclose any such reports it provides to the other Party or the information contained therein to any third party without the prior written consent of the other Party (except that the Disclosing Party may disclose the information contained in any such reports in aggregate form (i.e., combined with all other numbers related to its site or service, or portion thereof, but not in a way that a third party could identify the information relating only to this Agreement)). Notwithstanding the foregoing, Confidential Information does not include information which (i) is in, or enters the public domain without breach of this Agreement or any other agreement by the Receiving Party, (ii) the Receiving Party lawfully receives from a third party without restriction on disclosure and without breach of a nondisclosure obligation, or (iii) the Receiving Party knew prior to receiving such information from the Disclosing Party, or otherwise is developed by the Receiving Party independently of any knowledge or information received from the Disclosing Party without breach of this Agreement, as evidenced by the Receiving Party’s contemporaneous tangible (including written or electronic) records.

f.	“Damages” shall mean any and all arbitration awards, costs, damages, expenses (including reasonable attorneys’ fees and court costs), final judgments, settlements and other loss or harm of any kind.

g.	“Disclosing Party” shall mean a Party that discloses Confidential Information to the other Party.

h.	“Indemnified Party” shall mean a Party who is indemnified as described herein by an Indemnifying Party, as defined below.

i.	“Indemnifying Party” shall mean the Party who is obligated to indemnify the other Party as described herein.

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j.	“Invalid Click(s)” means clicks (a) generated via automated crawlers, robots or click generating scripts or other software, (b) that occur as a result of auto-spawning of browsers, automated redirects, or clicks that are required for users to navigate, (c) that occur as a result of any incentive such as cash, credits or loyalty points, (d) generated as a result of conduct intended to artificially increase or inflate the number of clicks generated that are related to this Agreement, (e) that occur in connection with testing by or on behalf of Idearc, Local or any other entity, (f) that occur in a manner not permitted (or not compensable to Idearc) under the terms of Idearc’s Bid Program agreement with its advertisers (as such Bid Program agreement may be amended from time to time by Idearc in its sole discretion), or (g) that are otherwise invalid or fraudulent or which do not constitute Qualified Clicks, as determined in Idearc’s reasonable discretion. For the avoidance of doubt, Invalid Clicks will not be included in any revenue share calculation.

k.	“Local Marks” shall mean those certain trademarks, logos, service marks and trade names depicted in Exhibit D, and such other trademarks, logos, service marks and trade names as Local may provide to Idearc from time to time during the Term of this Agreement for its use in the promotion and marketing of the PFP Service contemplated herein.

l.	“Local Qualified Click(s)” means (i) with regard to a PPC Ad, an end-user action consisting of clicking on an active link of a PPC Ad displayed on a Local Results Page in accordance with the terms and conditions of this Agreement, and (ii) with respect to a PfC Ad, an end-user action consisting of clicking on an active link or button associated with a telephone number contained in a PfC Ad displayed on a Local Results Page in accordance with the terms and conditions of this Agreement, but excluding Invalid Clicks.

m.	“Local Results Page” means each of, and “Local Results Pages” means all of, the Local SF Results Pages and the Local SEM Results Pages.

n.	“Local Search” means each of, and “Local Searches” means all of, the Local SF Searches and the Local SEM Searches.

o.	“Local SEM Search(es)” means the process whereby Local sends Search Criteria (some of which is submitted by users of a Search Engine) from the Local Server(s) to the Superpages.com Server(s), and Idearc sends, in XML format, Search Results related to such Search Criteria to the Local Server(s), and Local displays such Search Results on the Local SEM Results Pages (accessible via a link on the Search Engine on which the Search Criteria was submitted), in accordance with this Agreement.

p.	"Local SF Search” means the process whereby Local sends Search Criteria (some of which is submitted by a user through a Local Search Form) from the Local Server(s) to the Superpages.com server(s), and Idearc sends, in XML format, Search Results relating to such Search Criteria to the Local Server(s), and Local displays such Search Results on Local SF Results Pages in

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accordance with this Agreement (excluding any search conducted through the use of search form(s) into which the Search Form(s) may be incorporated, but which does not involve Idearc).

q.	“Local Search Page(s)” shall mean the page(s) on the Local Web Site upon which a Search Form appears.

r.	“Local Server(s)” shall mean server(s) that host the Local Web Site and any other server(s) used to communicate with the Superpages.com Server(s) in connection with the PFP Service.

s.	“Network Qualified Click(s)” means (i) with regard to a PPC Ad, an end-user action consisting of clicking on an active link of a PPC Ad displayed on a Network Results Page in accordance with the terms and conditions of this Agreement, and (ii) with respect to a PfC Ad, an end-user action consisting of clicking on an active link or button associated with a telephone number contained in a PfC Ad displayed on a Network Results Page in accordance with the terms and conditions of this Agreement, but excluding Invalid Clicks.

t.	“Network Search Page(s)” shall mean the page(s) on the Local Networked Sites upon which a Search Form appears.

u.	“Network Search” means the process whereby Local sends Search Criteria (some of which is submitted by a user through a Network Search Form), from the Local Server(s) to the Superpages.com server(s), and Idearc sends, in XML format, Search Results relating to such Search Criteria to the Local Server(s), and Local displays such Search Results on Network Results Pages in accordance with this Agreement (excluding any search conducted through the use of search form(s) into which the Search Form(s) may be incorporated, but which does not involve Idearc).

v.	“Pay for Calls Advertisements” or “PfC Ads” means an advertising product for which advertisers pay Idearc a specified amount (“PfC Bid Amount”) for each telephone call made to a designated telephone number obtained by clicking on a button or link in the advertisement sold to the advertiser by Idearc, when the advertisement is displayed on the Internet. PfC Ads are included in Search Results and integrated with PPC Ads by assigning each PfC Ad an equivalent PPC Bid Amount (the “PPC Equivalent Bid Amount”) as determined by Idearc.

w.	“Pay For Performance Advertisement” or “PFP Ad” means each of, and “Pay For Performance Advertisements” or “PFP Ads” means all of, the PfC Ads and PPC Ads.

x.	“Pay Per Click Advertisements” or “PPC Ads” means an advertising product for which advertisers pay Idearc a specified amount (“PPC Bid Amount”), pursuant to Idearc’s policies, for each Qualified Click.

y.	“PFP Service” shall mean service that Idearc and Local make generally accessible to end users through the use of the Search Forms (i.e., excluding any service Local makes accessible to end users through the use of any search form

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into which a Search Form may be incorporated, but which does not involve Idearc) or in connection with Local SEM Search(es).

z.	“Proceeding” shall mean any claim, demand, cause of action, lawsuit, arbitration, mediation or other proceeding of any kind.

aa.	“Qualified Click(s)” means (i) with regard to a PPC Ad, an end-user action consisting of clicking on an active link of a PPC Ad displayed on a Results Page in accordance with the terms and conditions of this Agreement, and (ii) with respect to a PfC Ad, an end-user action consisting of clicking on an active link or button associated with a telephone number contained in a PfC Ad displayed on a Results Page in accordance with the terms and conditions of this Agreement, but excluding Invalid Clicks.

bb.	“Query” means when a user submits some elements of Search Criteria, and Local sends all Search Criteria related to such submission from a Local Server to a SuperPages.com Server.

cc.	“Receiving Party” shall mean a Party that receives Confidential Information from the Disclosing Party.

dd.	“Results Page” shall mean each of, and “Results Pages” shall mean all of, the Local Results Pages and Network Results Pages (on which one or more Pay For Performance Advertisements are displayed).

ee.	“Search” means each of, and “Searches” mean all of, the Local Searches and the Network Searches.

ff.	“Search Criteria” means data which meets Idearc’s search element and other requirements (including, without limitation, its Technical Requirements) and which is either (i) entered or selected on, and submitted through, a Search Form by a user, (ii) coded into the applicable Search Form (e.g., a Search Form in the form of a submission button) to be automatically submitted to Idearc in connection with the user’s initiation of a SF Search, and reasonably related to the page of the Local Network on which such submission button appears, or (iii) submitted by a user through a Search Engine.

gg.	“Search Engine(s)” means search engine(s) regarding which Local has implemented one or more search engine marketing strategies to drive traffic to the Local Web Site.

hh.	“Search Engine Owner(s)” means entity(ies) that own, operate, host or maintain a Search Engine.

ii.	“Search Form” shall mean each of, and “Search Forms” shall mean all of, the Local Search Forms and Network Search Forms.

jj.	“SF Search” shall mean each of, and “SF Searches” means all of, the Local SF Searches and the Network Searches.

kk.	“Search Page” shall mean each of, and “Search Pages” shall mean all of, the Local Search Pages and Network Search Pages.

ll.	“Search Results” shall mean the PFP Ads (and such other content as available within the then-current version of the “Superpages.com XML API and Display

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Requirements” document) of Superpages.com Bid Program Advertisers resulting from Queries, as defined above, on a Query-by-Query basis.

mm.	“Superpages.com Bid Program Advertiser” shall mean an advertiser who participates in Idearc’s Bid Program.

nn.	“Superpages.com Marks” shall mean those certain trademarks, logos, service marks and trade names depicted in Exhibit C, and such other trademarks, logos, service marks and trade names as Idearc may provide to Local from time to time during the Term of this Agreement for its use in the promotion and/or marketing of the PFP Service contemplated herein and/or its performance of its obligations under this Agreement.

oo.	“Technical Requirements” shall mean the requirements as Idearc may from time to time specify including, without limitation, Idearc’s “Superpages.com XML API & Display Requirements” document and other search elements (including business name, city, state), variables used for tracking purposes, and such other technical parameters as Idearc may specify.

pp.	“Third Party Networked Web Site Owner(s)” shall mean third party(ies) that own, operate, host or maintain a Local Networked Site(s).

qq.	“Third Party Networked Server(s)” shall mean the server(s) that host Local Networked Site(s).
     2. Term; Renewal. Unless sooner terminated in accordance with the terms of this Agreement, this Agreement will commence on the Amended Effective Date and will continue for a period of one (1) year thereafter (the “Amended Initial Term”), after which it will automatically renew and extend on a month to month basis until terminated in accordance with this Agreement (collectively, the “Term”). Either party may terminate this Agreement after it converts to a month to month term for any reason or no reason upon *** days prior written notice to the other Party.
     3. The PFP Service.
          a. Target Date. Idearc and Local shall use their commercially reasonable efforts to make the PFP Service generally accessible to end users of the Local Web Site on the Amended Effective Date.
          b. Search Forms. Local shall design the Search Forms to capture the applicable Search Criteria and, at all times during the Term of the Agreement, Local shall ensure that (i) the Search Forms capture the applicable Search Criteria, and (ii) the Search Forms are displayed on the home page of the Local Web Site and at such other positions on the Local Network as the Parties mutually agree from time to time in writing. Each time that an end user thereafter enters Search Criteria in such Search Forms, Local shall transmit to Idearc the Search Criteria in accordance with the Technical Requirements. In no event shall Local allow any third party hosting a Network Search Form (or any other third party) to transmit Search Criteria directly to

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Idearc. Local must deliver Search Criteria in order for the Search Form to be compatible with the Superpages.com Service. The Parties acknowledge and agree that, subject to Local’s obligations regarding Confidential Information, the Search Form(s) may be incorporated into search form(s) on the Local Network used in connection with information services other than the PFP Service (i.e. so that Local may send a query to the servers of several information providers using search criteria submitted through such search form(s)); provided, however, that such search form(s) (to the extent they include Idearc Confidential Information or other materials provided by Idearc under this Agreement (or materials developed therefrom) or are otherwise different in any way from the search forms used in connection with services other than the PFP Service) shall only be used in connection with the PFP Service. If, at any time during the Term, Idearc notifies Local that it does not wish for a Search Form to be placed or used on a particular Local Networked Site or at a particular position on the Local Network, for any reason, Local shall cease use of such Search Form immediately upon notice.
          c. Search Pages. Local shall, at all times during the Term of this Agreement, host the Local Search Pages on its own servers and systems, ensure that all Network Search Pages are hosted, operated and maintained by the Third Party Networked Web Site Owner which owns the Related Web Site which includes such Network Search Page, and shall further use its best efforts to make the Search Forms and the related functionality accessible to end users of the Local Network.
          d. Searches; Technical Requirements. Local shall, at all times during the Term of this Agreement, transmit and provide to Idearc any and all Search Criteria which are relevant to data contained within the Superpages.com Business Database, and any other data necessary to conform with the Technical Requirements, with respect to each and every Query initiated by a user. Local shall transmit such Search Criteria to the appropriate Superpages.com Server(s) in accordance with Idearc’s Technical Requirements.
          e. Idearc’s Obligations. At all times during the Term of this Agreement, Idearc shall use its commercially reasonable efforts to process Search Criteria transmitted to the Superpages.com Server(s) from the Local Server(s) in connection with a Query against the Superpages.com Business Database in accordance with this Agreement, and to transmit Search Results (that match the keyword or the category for such keyword (if no keyword match exists) submitted in the applicable Query, in accordance with such logic as Idearc may use in connection with its Superpages.com Service from time to time in its sole discretion) to the appropriate Local Server(s) in XML format for Local’s display to the end user who initiated the Query which resulted in the generation and transmission of such Search Results (or for Local’s transmission to the Third Party Networked Server hosting the Local Networked Site on which the Search originated, for the Third Party Networked Web Site Owner operating such Third Party Networked Server to display to the end user who initiated the Search which resulted in the generation and transmission of such Search Results). Local acknowledges that the Search

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Results may include, without limitation, business listings, advertising, links to content, and features and functionalities related to the listings.
          f. Local’s Obligations. At all times during the Term of this Agreement, Local shall:
               i. Receive Search Results sent from the Superpages.com Server(s) to the Local Server(s) in response to each Query, and, subject to Section 9 of this Agreement, will:
                    1. with respect to each Local Query, display the PFP Ads contained within Search Results resulting from such Local Query in the “Featured Sponsors” box on each resulting Local Results Page on the Local Web Site (which “Featured Sponsors” box will be in substantially the format as depicted in Exhibit F, which may be modified by mutual written agreement of the parties from time to time) in accordance with the rules set forth on Exhibit H to this Agreement, which may be modified by mutual written agreement of the parties from time to time (the “Display Rules”), without altering the content of the PFP Ads and in the order, format and manner provided by Idearc unless the Display Rules expressly permit otherwise. For the purposes of clarifying the Display Rules, if there are less than *** PFP Ads delivered by Idearc in response to a Local Query, Local shall display such PFP Ads in the “Featured Sponsors” box on each Local Results Page resulting from such Local Query, and may display an unlimited number of advertisement(s) from third-party sources after (and otherwise in a manner no more prominent than) any and all PFP Ads and in any other advertising spots within the “Featured Sponsors” box on any Local Results Pages resulting from such Local Query (“Backfill Ads”). Local shall ensure that each “Featured Sponsors” box contains only *** advertising spots. Local shall ensure that such a “Featured Sponsors” box appears on each Local Results Page resulting from each Local Query, ***, and before any “Local Results” listings, which organization of information is depicted in Exhibit F), and
                    2. with respect to Search Results resulting from a Network Search, transmit all such Search Results directly to the appropriate Third Party Networked Server hosting the Network Search Page from which the Network Search originated, and ensure that the Third Party Networked Web Site Owner operating such Third Party Networked Server displays all such Search Results on the resulting Network Results Pages on the Local Networked Site on which the Network Search originated, without alteration to the content and in the order, format and manner provided by Idearc (i.e., even if the Search Results are displayed along with search results from sources other than the PFP Service, the first PFP Ad on a Network Results Page(s) shall be the first PFP Ad provided by Idearc in response to the Network Search generating such Network Results Page(s) (although not necessarily the first advertisement appearing on such Network Results Page(s)), and all icons and other advertising items shall appear in the same relative priority and placement to the listing to which it relates) or as otherwise reasonably requested by Idearc.

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               ii. Ensure that all Results Pages are in the same language as the original Search Page from which the Results Pages were generated (or in the same language as the Search Engine through which the Search Criteria relating to the Local SEM Search was submitted);
               iii. Host all Local Results Pages, and ensure that all Network Results Pages are hosted, operated, and maintained by the Third Party Networked Web Site Owner which owns the Local Networked Site on which Search which generated the Network Results Pages originated, on its own servers and systems;
               iv. Enable (and, with respect to Network Results Pages, ensure that all Third Party Networked Web Site Owners displaying Network Results Pages in accordance with this Agreement enable) the Pay For Performance Advertisements and any other content and icons of the Search Results displayed on the Results Pages to display and provide access through links to the same web pages to which such Pay For Performance Advertisements and other content and icons are linked on the Superpages.com Service and/or to such other links as Idearc may request from time to time;
               v. Ensure that any and all banner advertising, pop-up advertising, pop-under advertising and other similar forms of advertising on the Search Pages and the Results Pages comply with the guidelines indicated on Exhibit E; and
               vi. Test the functionality and appearance of, and assist Idearc in verifying the functionality and appearance of, the Pay For Performance Advertisements, and ensure users gain timely access to the Pay For Performance Advertisements in response to appropriate Searches; provided, however, that Local shall not “stress test” Idearc’s search or click-through mechanisms without the prior written consent of Idearc, which shall not be unreasonably withheld.
          g. Miscellaneous. Notwithstanding anything to the contrary, the Parties acknowledge and agree that Idearc shall have exclusive control of the Superpages.com Service and the manner in which it is integrated into the PFP Service contemplated by this Agreement, and exclusive control over the Bid Program (including, without limitation, the payment events associated therewith).
     4. License Grants; Covenants.
          a. Idearc. Idearc hereby grants Local a limited, non-transferable, right and license during the Term, without the right to sublicense, to (i) send such elements of Search Criteria as are submitted through Search Forms by end users of the Local Network (or submitted by a user through a Search Engine) and all Search Criteria related to such submissions directly to the Superpages.com Server(s) in accordance with Idearc’s Technical Requirements, and (ii) receive

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Search Results sent to the Local Server(s) from the Superpages.com Server(s) in response to Searches initiated by end users hereunder, (iii) display the Search Results resulting from a Local Search within the resulting Local Results Pages on the Local Web Site, and (iv) with respect to Search Results resulting from a Network Search, transmit such Search Results directly to the appropriate Third Party Networked Server hosting the Network Search Page from which the Network Search originated, and ensure that the Third Party Networked Web Site Owner operating such Third Party Networked Server displays such Search Results on the resulting Network Results Pages on the Local Networked Site on which the Network Search originated; subject to and in accordance with the terms and conditions set forth in this Agreement.
          b. Local. Local covenants and agrees that (i) any and all Local Server(s) used in connection with this Agreement shall be owned and operated by Local; (ii) it will ensure that the Third Party Networked Servers are owned and operated by the Third Party Networked Web Site Owner which owns the Local Networked Site served by such Third Party Networked Server; (iii) it will not (and will ensure that each Third Party Networked Web Site Owner does not) use, display, publish or store any Search Results (as part of any interactive on-line, CD-Rom, or other derivative product or service, or otherwise) except as expressly permitted hereunder; (iv) it will not (and will ensure that each Third Party Networked Web Site Owner does not) sublicense, sell, or rent any Search Results in any way; (v) it will not (and will ensure that each Third Party Networked Web Site Owner does not) transfer, transmit, distribute or make available all or any portion of any Search Results to third parties, except as expressly contemplated by this Agreement; (vi) it will not (and will ensure that each Third Party Networked Web Site Owner does not) authorize any third party (including any of its end users) to disclose, reproduce, sell, distribute, redistribute or display any Search Results, except as expressly contemplated by this Agreement; (vii) it will not (and will ensure that each Third Party Networked Web Site Owner does not) store any Search Results except in a temporary memory cache which is emptied not less than once every ***; (viii) subject to the Display Rules, it will not edit, modify or create any derivative works of all or any part of any Search Results or the Superpages.com Service without Idearc’s express prior written consent; (ix) it will ensure that each Third Party Networked Web Site Owner does not edit, modify or create any derivative works of all or any part of any Search Results or the Superpages.com Service without Idearc’s express prior written consent; (x) it will not (and will ensure that each Third Party Networked Web Site Owner does not) use, or allow the use of, any Search Results in connection with any marketing solicitation; (xi) it will not (and will ensure that each Third Party Networked Web Site Owner does not) use, or allow the use of, any hyperlink to the Superpages.com Web Site or other device to “datamine” the Superpages.com Business Database in any way; (xii) it will ensure that no Third Party Networked Web Site Owner and no Search Engine Owner sends Search Criteria submitted through a Search Form directly to any Superpages.com Server, (xiii) it will not utilize any means that would inhibit the passing of a referring URL to Idearc, and (xiv) it will ensure that no Search Engine Owner engages in any activity with respect to the PFP Service (including, without limitation, Search Results related thereto) except as expressly contemplated herein.

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          c. Right of Access. Local shall allow Idearc such reasonable access to its facilities and the Local Server(s) as Idearc may request from to time to time, to ensure that Local’s use of Search Results hereunder is in accordance with the restrictions set forth herein.
     5. Operations.
          a. Tracking Mechanisms. During the Term, Local shall cooperate with Idearc to implement such tracking mechanisms as necessary to track such metrics as Idearc indicates it intends to track, in its reasonable discretion. Idearc will be responsible for tracking Qualified Clicks.
          b. Traffic Credits. Local acknowledges and agrees that, notwithstanding anything to the contrary, the Parties intend for Idearc to receive all web site traffic credit for Local Results Pages containing PFP Ads as measured by ComScore/Media Metrix, including, without limitation, (i) all page views for each and every Local Results Page served hereunder that contains a PFP Ad, and (ii) unique visitors for all users who visit a Local Results Page that contains a PFP Ad. Local shall apply for assignments of traffic credit related to subsections (i) and (ii) of this Section 5(b) on or before the Amended Effective Date, and shall further execute such documents and writings as Idearc may reasonably request, coordinate with ComScore/Media Metrix to implement proper tracking mechanisms, and otherwise fully cooperate with Idearc, to ensure that Idearc receives all credit referenced in this Section 5(b). The technical implementation of the method for assigning traffic credit as set forth above will be performed by Local in its sole discretion. In addition, Local shall make reasonable efforts to ensure that Idearc receives all web site traffic credit for Local Results Pages containing PFP Ads as measured by Neilson, including, without limitation, (i) all page views for each and every Local Results Page served hereunder that contains a PFP Ad, and (ii) unique visitors for all users who visit a Local Results Page that contains a PFP Ad.
          c. Contact Persons. Each Party shall provide the other with a contact number and identify a contact person for 24 x 7 x 365 technical support to the other party relative to the PFP Service. Idearc shall not have any obligation to support users of the Local Network except as expressly set forth herein.
     6. Compensation; Reports.
          a. Revenue Share
               i. Local Results Pages.
                    1. Amount. With respect to each calendar month of this Agreement, Idearc will pay Local (i) *** of any Local PFP Revenue (as defined in this subsection) of a total amount between *** and *** relating to such calendar month and (ii) ***

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of any Local PFP Revenue of a total amount greater than *** relating to such calendar month (in accordance with the provisions of Section 6(a)(i)(2), below) (the “Local PFP Revenue Share”). “Local PFP Revenue”, with respect to each calendar month, means *** of (i) all fees billed by Idearc to its Bid Program advertisers for Local Qualified Clicks on PPC Ads occurring during such calendar month and (ii) the PPC Equivalent Bid Amount for each Qualified Click on a PfC Ad occurring during such calendar month, to the express exclusion of any “minimum monthly fees” or other fees due to Idearc from its advertisers that are not applied towards PPC or PfC fees for Local Qualified Clicks. For example, if the total amount of Local PFP Revenue related to April 2007 is ***, then the Local PFP Revenue Share for April 2007 would be *** (i.e., *** of ***, plus *** of ***. For purposes of clarification, in no event will Idearc have any payment obligation under this Section 6(a)(i)(1) with respect to any month in which Local PFP Revenue related to such month is less than or equal to ***.
                    2. Time and Manner of Payment. Commencing on the Amended Effective Date and continuing throughout the remaining term of this Agreement, Idearc will pay Local the Local PFP Revenue Share, with respect to each calendar month during the Term of this Agreement, within *** days of the expiration of such calendar month.
               ii. Network Results Pages
                    1. Amount. For so long as Local remains in compliance with its obligations hereunder, Idearc will pay Local *** of (i) all amounts Collected by Idearc from Network Qualified Clicks on PPC Ads and (ii) the PPC Equivalent Bid Amount for each Network Qualified Click on a PfC Ad, minus the following permitted deductions with respect to such amounts: (a) adjustments made to its advertisers by Idearc, (b) credit card charges, (c) dishonored checks and other payment instruments and other bad debt, (d) refunds Idearc pays to its advertisers, (e) discounts provided to its advertisers and (f) third party expenses incurred by Idearc in connection with the sale of Pay For Performance Advertisements, including but not limited to sales commissions, referral fees and other fees and charges (the “Network PFP Revenue Share”). The amounts set forth in items (i) and (ii) above do not include any “monthly minimum fees” or other fees collected by Idearc from its advertisers that are not applied toward PPC or PfC fees for Network Qualified Clicks.
                    2. Time and Manner of Payment. Commencing on the Amended Effective Date and continuing throughout the remaining term of this Agreement, Idearc will pay Local the Network PFP Revenue Share (i) with respect to each Network Qualified Click on a PPC Ad, within *** days after the end of the calendar month in which Idearc Collected the amounts due for such Network Qualified Click, and (ii) with respect to all Network Qualified Clicks on PfC Ads occurring during each calendar month, at such time as Idearc first pays Local for a Network Qualified Click on a PPC Ad occurring during such month.

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               iii. Miscellaneous. For purposes of this Section 6(a) of this Agreement, and notwithstanding anything to the contrary, a PfC Ad that is also a PPC Ad will be considered a PPC Ad only (and not also a PfC Ad), and in no event will Idearc be obligated to pay Local based on the PPC Equivalent Bid Amount for a Qualified Click on such Pay For Performance Advertisement. Idearc’s determination and calculation of Local Qualified Clicks and Network Qualified Clicks will prevail, subject to the provisions of Section 7 (Audit Rights) of this Agreement. Local acknowledges and agrees that Idearc will receive any and all remaining proceeds arising out of the Pay For Performance Advertisements and the aforementioned compensation (specified in Sections 6(a)(i)(1) and 6(a)(ii)(1)) is the sole compensation due to Local, except as expressly set forth in herein.
               iv. Invalid Clicks. Notwithstanding anything to the contrary, Idearc will have no payment obligation whatsoever hereunder with respect to any Invalid Clicks. Notwithstanding anything to the contrary, Local shall (and, with respect to Local Networked Sites, shall ensure that the appropriate Third Party Networked Web Site Owner) (a) make(s) commercially reasonable efforts to prevent “bots”, “spiders” or other automated processes or mechanisms from executing clicks on Pay For Performance Advertisement(s) on the Local Network and from executing queries from the Local Network (and from executing queries from a Search Engine), and (b) promptly block(s) the IP addresses of any sites or servers which Idearc may request that Local block from time to time in writing. Local shall notify Idearc as soon as reasonably practical if a bot, spider, other similar process, mechanism, network or user cannot be stopped from clicking on Pay For Performance Advertisements on a Local Web Site or a Local Networked Site or from executing queries on a Local Web Site or a Local Networked Site (or from executing queries from a Search Engine), and shall not object if Idearc blocks such IP addresses at its own initiative and expense on the Superpages Web Site (which Idearc will have the right to do, notwithstanding anything to the contrary). Local shall ensure that each Third Party Networked Web Site Owner notifies Local of the IP addresses of any entities that that appear to be using “bots”, “spiders” or other similar mechanisms used to execute clicks. Local shall, throughout the Term of the Agreement, dynamically provide to Idearc the unique user IP addresses in the manner specified by Idearc on a per click basis.
          b. *** Local Query Fee. Subject to and in consideration for the exclusivity related to the “Featured Sponsors” box set forth in Section 9 of this Agreement, (a) Idearc shall pay Local a fee of *** (the “Full *** Local Query Fee”) for each *** during the Term of this Agreement if (and only if), with respect to each such ***, Local delivers the minimum number of Local Queries specified in Exhibit G for such *** (which minimums set forth on Exhibit G are referred to herein as the “Minimum *** Local Query Goal”), and (b) notwithstanding anything to the contrary, if, with respect to any *** during the Term of this Agreement, Local does not deliver at least the Minimum *** Local Query Goal specified in Exhibit G for such ***, then Idearc will pay Local a prorated fee (the “Pro-Rated *** Local Query Fee”). For purposes of this Agreement, “Local Query” means a Query in which the Search Criteria elements that are submitted by users are submitted through a Local Search Form or a Search

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Engine. The Pro-Rated *** Local Query Fee will be calculated by applying the following formula: *** multiplied by *** and further multiplied by the fraction in which the numerator is the actual number of Local Queries delivered by Local in such *** (the “Actual *** Local Query Total”) and the denominator is the Minimum *** Local Query Goal for such ***, less ***. For example, if the Minimum *** Local Query Goal for *** is *** Local Queries and Local delivers only *** Local Queries in ***, then the Pro-Rated *** Local Query Fee for *** would be *** (i.e., (*** multiplied by *** and then multiplied by ***) minus $***). Idearc shall pay the Full *** Local Query Fee or the Pro-Rated *** Local Query Fee (as determined by the foregoing provisions of this Section 6(b)) within *** days of receipt of a correctly-billed invoice from Local (which Local shall not send to Idearc until the *** regarding which the fee set forth in the invoice applies).
          c. Implementation and Set-Up Fee. In consideration of the effort to engineer, implement and provide these services, Idearc agrees to pay a non-refundable engineering, implementation and set-up fee of ***, of which *** will be due ***.
          d. Miscellaneous. Idearc will make payments under this Agreement by check payable to Local at Local’s address (as set forth in the opening paragraph of this Agreement), or by wire or electronic funds transfer to an account at a bank located in the United States according to Local’s written instructions. All amounts payable under this Agreement are denominated in United States dollars and are exclusive of all applicable domestic and foreign taxes, duties and excises in connection therewith.
          e. Each Party’s Costs. Idearc shall be solely responsible for any costs or expenses it incurs in connection with the provision of the services or performance of its obligations under this Agreement including, without limitation, expenses associated with any costs of operating and maintaining the Superpages.com Web Site. Local shall be solely responsible for any costs or expenses it incurs in connection with the services or performance of its obligations under this Agreement including, without limitation, expenses associated with any HTML/XML programming and linking web pages to the Superpages.com Web Site.
          f. Local’s Monthly Reports. Local will provide Idearc with monthly usage reports in the format attached hereto as Exhibit A, or in such other format as the Parties may agree from time to time. Each such usage report will cover a calendar month and will be delivered within *** following the end of the applicable month, and will reflect the measurement elements set forth in Exhibit A, and/or other usage measurements as the Parties may agree from time to time.
          g. Idearc’s Monthly Reports. Idearc will provide Local with monthly usage reports in the format attached hereto as Exhibit B, or in such other format as the Parties may agree from time to time. Each such usage report will cover a calendar month and will be delivered within *** following the end of the applicable month, and will reflect the measurement elements set forth in Exhibit B, and/or other usage measurements as the Parties may agree from time to time.

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          h. Taxes. Each Party will be responsible for the payment of all taxes and duties assessed in connection with any payments it receives hereunder.
     7. Audit Rights. During the Term and for a period of *** after the expiration or earlier termination of this Agreement, each Party will maintain records relating to matters governed by this Agreement, including, without limitation all information used to calculate any payments paid or payable pursuant to this Agreement. Each Party will permit the other Party (or an independent auditor engaged by such other Party) to have access, no more than one time each calendar year commencing with the Amended Effective Date, upon *** advance written notice, at a mutually agreed time during the audited Party’s normal business hours, but only in a manner that minimizes impact on the audited Party’s business operations, to audit its records and books of account relating to the matters governed by this Agreement for the purpose of verifying the figures reported and determining whether the appropriate fees have been charged and paid. If the audit reveals a discrepancy, any Party owing the other any amounts (whether from underpayment or the other Party’s overpayment) will pay such amounts within *** from the conclusion of the audit. If the audit reveals an underpayment by a Party of more than *** of the amounts due for the period being audited, such underpaying Party will also reimburse the other Party for all reasonable expenses incurred by such other Party relating to the audit. If the audit reveals an overpayment by a Party of more than *** of the amounts due for the period being audited, the other Party (i.e., the overpaid Party) will also reimburse the overpaying Party for all reasonable expenses incurred by the overpaying Party relating to the audit.
     8. Publicity. Neither Party shall issue any press release, statement or other public announcement concerning this Agreement nor the relationship hereby established without the prior written consent of the other, which shall not be unreasonably withheld or delayed.
     9. Exclusivity. Idearc will be the exclusive provider of advertisements for the “Featured Sponsors” box displayed on Local Results Pages (which, for purposes of clarity, excludes Network Results Pages) and Local shall not display any advertisements or content within any “Featured Sponsors” box displayed on Local Results Pages other than PFP Ads (displayed in accordance with this Agreement), except as expressly set forth in Section 3(f)(i)(1) in relation to a Local Query resulting in less than *** PFP Ads. Notwithstanding the foregoing, if Local does not receive relevant Search Results from Idearc for any Local Query in *** seconds or less from the time of Local’s submission of the Search Criteria for such Local Query (a “Timed-Out Local Query”), Local may display advertisements or content from a third-party for such Timed-Out Local Query in any “Featured Sponsors” box displayed on pages of the Local Web Site resulting from such Timed-Out Local Query without also displaying PFP Ads from Idearc, as Local’s sole and exclusive remedy. Local shall monitor the percentage of Local Queries that are Timed-Out Local Queries, and to the extent that greater than *** of all Local Queries in a calendar month are Timed-Out Local Queries, Local shall notify Idearc (in a mutually agreed upon manner) and each Party shall use commercially reasonable efforts to

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reduce the number of Timed-Out Local Queries in the following calendar months to a number which is *** of all Queries. Except as expressly provided herein, this Agreement is non-exclusive. As such, (a) Local reserves the right to display Pay For Performance Advertisements on a non-exclusive basis with respect to Local advertisers and advertisers of third parties, except as expressly provided herein, and (b) Idearc reserves the right to provide the PFP Service, in whole or in part, to third parties.
     10. Intellectual Property.
          a. Superpages.com Service. Idearc shall retain all intellectual property rights in and to its Superpages.com Service (and all portions and elements thereof, including without limitation, the Superpages.com Business Database, and the Search Results), its Superpages.com Web Site, and any modifications and enhancements to any of the foregoing. Except as expressly provided herein, nothing contained herein shall be interpreted so as to transfer any right, title or interest in any intellectual property right of Idearc nor to grant Local any rights or licenses in any intellectual property right of Idearc.
          b. Superpages.com Marks. Idearc is the owner of, or has the license to use, the Superpages.com Marks. Idearc grants to Local a non-transferable, royalty-free license, without the right to sublicense, to use the Superpages.com Marks, solely in connection with the promotion and marketing of the PFP Service contemplated by this Agreement during the Term hereof or the performance of its obligations under this Agreement. Idearc has the right to control the nature and quality of Local’s use of the Superpages.com Marks in connection with the promotion and marketing of the PFP Service and the performance of its obligations under this Agreement. Local agrees that any and all uses of the Superpages.com Marks by Local shall inure to the benefit of Idearc. Local agrees not to use any trademark, service mark, domain name or trade name identical with or confusingly similar to the Superpages.com Marks, except as permitted by this Agreement. Local agrees that it will not utilize the Superpages.com Marks except in connection with the promotion and marketing of the PFP Service contemplated by this Agreement or the performance of its obligations under this Agreement, and only in the form and manner approved in advance by Idearc in writing. Local agrees to allow Idearc or Idearc’s authorized representative at reasonable times upon reasonable notice to enter the premises of Local, or any premises under the control of Local, to inspect the manner in which the Superpages.com Marks are used in connection with the promotion and marketing of the PFP Service or the performance of Local’s obligations under this Agreement. Such an inspection shall be at Idearc’s expense. In connection with the use of the Superpages.com Marks, Local agrees to include any legal notice requested by Idearc evidencing ownership of or registration of the Superpages.com Marks by Idearc. Local agrees never to directly or indirectly, challenge, contest or call into question or raise any questions concerning the validity or ownership of the Superpages.com Marks or any registration or application for registration of the Superpages.com Marks. Local agrees that all use of the Superpages.com Marks shall be in accordance with all applicable laws and regulations and in compliance with any regulatory agency, which shall have

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jurisdiction over such matters. Local agrees to promptly notify Idearc of any conduct on the part of third parties, of which it has actual knowledge, which it deems to be an infringement, an act of unfair competition or dilution of the Superpages.com Marks. Idearc will have the sole right and discretion to bring proceedings alleging infringement, unfair competition or dilution of the Superpages.com Marks, or to take any other action related thereto. Local agrees to provide Idearc with reasonable cooperation and assistance with respect to any such proceedings at Idearc’s expense.
          c. Local Web Site. Local shall retain all intellectual property rights in and to its Local Web Site (and all portions and elements thereof, including without limitation, any content or services provided by Local thereon) and any modifications and enhancement to any of the foregoing, excluding any and all data, trademarks, logos, content and other materials of any kind provided by Idearc hereunder. Except as expressly provided herein, nothing contained herein shall be interpreted so as to transfer any right, title or interest in any intellectual property right of Local, nor to grant Idearc any rights or licenses in any intellectual property right of Local.
          d. Local Marks. Local is the owner of, or has the license to use, the Local Marks. Local grants to Idearc a non-transferable, royalty-free license, without the right to sublicense, to use the Local Marks, solely in connection with the promotion and marketing of the PFP Service contemplated by this Agreement during the Term of this Agreement. Local has the right to control the nature and quality of Idearc’s use of the Local Marks in connection with the promotion and marketing of the PFP Service. Idearc agrees that any and all uses of the Local Marks by Idearc shall inure to the benefit of Local. Idearc agrees not to use any trademark, service mark, domain name or trade name identical with or confusingly similar to the Local Marks, except as permitted by this Agreement. Idearc agrees that it will not utilize the Local Marks except in connection with the promotion and marketing of the PFP Service contemplated by this Agreement, and only in the form and manner approved in advance by Local in writing. Idearc agrees to allow Local or Local’s authorized representative at reasonable times upon reasonable notice to enter the premises of Idearc, or any premise under the control of Idearc, to inspect the manner in which the Local Marks are used in connection with the promotion and marketing of the PFP Service. Such an inspection shall be at Local’s expense. In connection with the use of the Local Marks, Idearc agrees to include any legal notice evidencing ownership of and/or registration of the Local Marks by Local. Idearc agrees never to directly or indirectly, challenge, contest or call into question or raise any questions concerning the validity or ownership of the Local Marks or any registration or application for registration of the Local Marks. Idearc agrees that all use of the Local Marks shall be in accordance with all applicable laws and regulations and in compliance with any regulatory agency, which shall have jurisdiction over such matters. Idearc agrees to promptly notify Local of any conduct on the part of third parties, of which it has actual knowledge, which it deems to be an infringement, an act of unfair competition or dilution of the Local Marks. Local will have the sole right and discretion to bring proceedings alleging infringement, unfair competition or dilution of the Local Marks, or to take

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any other action, related thereto. Idearc agrees to provide Local with reasonable cooperation and assistance with respect to any such proceedings at Local’s expense.
     11. Termination.
          a. Termination for Cause. This Agreement may be terminated by either Party immediately upon notice to the other Party and without further notice if the other Party:
               i. engages in any unlawful business practice related to that Party’s performance under the Agreement;
               ii. breaches any of its obligations under the Agreement in any material respect, which breach is not remedied within *** days following written notice to the breaching Party;
               iii. assigns this Agreement or any of its rights hereunder, except as expressly authorized by the terms of this Agreement;
               iv. has a receiver or similar party appointed for its property, becomes insolvent, acknowledges its insolvency in any manner, ceases to do business, makes an assignment for the benefit of its creditors; or
               v. files a voluntary petition for relief under, or is otherwise adjudged insolvent or bankrupt under any applicable bankruptcy or insolvency laws of the United States of America or any of its states.
          b. Termination for Convenience. Either Party may terminate this Agreement for convenience, and with or without cause, at any time after the expiration of the Amended Initial Term, upon not less than *** days prior written notice to the other Party.
          c. Idearc. Idearc may terminate this Agreement in its sole discretion immediately and without notice in the event that there is a Change of Control of Local.
          d. Termination due to Significant Change in Business. In the event Idearc elects to make a significant change to the manner in which it conducts its business which results in the cessation of the Bid Program and elimination of Local PFP Revenue Share and Network PFP Revenue Share, the Parties will use their commercially reasonable efforts to negotiate during a period of *** a new payment method and amount based on the contemplated significant change. If the Parties are not able, in good faith, to agree on a new payment structure, then either Party may terminate this Agreement with *** days prior written notice.

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          e. Effect of Termination and Survival. Any termination pursuant to this Section will be without any liability or obligation of the terminating Party, other than with respect to any payments owed for periods prior to the termination or any breach of the Agreement prior to termination, and the Parties will immediately cease representing to the public any affiliation between them in connection with the subject matter of the Agreement. Upon the termination or expiration of this Agreement:
               i. All licenses granted herein shall terminate;
               ii. Local shall cease (and shall ensure that all Third Party Networked Web Site Owners cease) any and all storage and use of all Search Results, and provide to Idearc, within *** days after the termination or expiration of this Agreement, a written certification from an officer of Local that all Search Results in Local’s possession or control has been destroyed and deleted, or returned, to Idearc (and that, to the best of Local’s knowledge after reasonable inquiry, all Search Results in the possession or control of all Third Party Networked Web Site Owners has been destroyed and deleted);
               iii. Local shall cease any and all storage and use of any and all Superpages.com Marks;
               iv. Idearc shall cease any and all storage and use of the Local Marks; and
               v. Any and all Confidential Information belonging to the other Party shall be returned, or destroyed and deleted.
     12. Confidential Information.
          a. Covenant Not to Disclose. Each of the Parties covenants and agrees that (i) it will not disclose Confidential Information to any third party, or otherwise use such information for its own benefit except as expressly permitted in this Agreement, or without the prior written consent of the Disclosing Party, and further, that (ii) it will use its reasonable efforts, or such greater efforts as it may use to maintain and protect the confidentiality of its own Confidential Information, in order to maintain and protect the confidentiality of all Confidential Information received from the other Party hereunder.
          b. Confidential Agreement. Each of the Parties hereby acknowledges and agrees that the terms and conditions of this Agreement itself are Confidential Information and may not be disclosed without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed.
     13. Representations and Warranties.

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          a. Mutual. Each Party represents and warrants to the other that:
               i. It has all requisite power and authority to enter into, execute and deliver this Agreement, and to consummate the transactions contemplated by this Agreement in accordance with the provisions hereof, and that this Agreement has been duly and validly executed by such Party and constitutes a valid and binding obligation of such Party enforceable in accordance with its terms.
               ii. Its execution of this Agreement, its performance of its obligations hereunder, and the rights and licenses granted to the other Party herein (and the other Party’s exercise of such rights and licenses) will not conflict with or result in a breach or violation of any of the terms or provisions, or constitute a default under any agreement it may have with any third party.
          b. Idearc. Idearc hereby represents and warrants to Local that (i) it is the owner of, or has a license to use (and grant the license set forth herein relating to) the Superpages.com Marks, and (ii) there is no pending or, to Idearc’s knowledge, threatened claim, action or proceeding against Idearc with respect to the Superpages.com Marks.
          c. Local. Local hereby represents and warrants to Idearc that (i) it is the owner of, or has a license to use (and grant the license set forth herein relating to) the Local Marks, and (ii) there is no pending or, to Local’s knowledge, threatened claim, action or proceeding against Local with respect to the Local Marks.
     14. Indemnification.
          a. Mutual. Each Party shall and does hereby agree to indemnify, defend and hold the other harmless from and against Damages suffered or incurred by the Indemnified Party in connection with any Proceeding against the Indemnified Party arising from the Indemnifying Party’s:
               i. Breach of any representation, warranty, covenant or material obligation set forth herein;
               ii. Negligence, gross negligence or willful misconduct in the performance of its obligations under this Agreement, or that of its employees, agents, subcontractors or representatives; or
               iii. Infringement upon any third party’s intellectual property rights (including without limitation, any third party trademark, trade secret, copyright, patent rights, right of attribution and any other statutory and common law intellectual property rights of any kind), privacy rights or other rights of any third party.

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          b. Idearc. Idearc shall further indemnify, defend and hold Local harmless from and against any and all Damages suffered or incurred by Local in connection with any Proceeding against Local arising from any Search Results provided by Idearc hereunder which violate any applicable local, state or federal licensing requirement or any applicable law (including without limitation, laws prohibiting false, fraudulent, deceptive or misleading advertising and laws prohibiting defamation, obscenity, indecency and pornography), to the extent that such Search Results were displayed as required by this Agreement without modification by Local or a Third Party Networked Web Site Owner or Search Engine Owner. In addition, Idearc shall indemnify, defend and hold Local harmless from and against any and all Damages suffered or incurred by Local in connection with any Proceeding by a third party against Local arising from any Search Results provided to Local by Idearc hereunder which Idearc did not have the right to provide to Local, to the extent that such Search Results were displayed as required by this Agreement without modification by Local or a Third Party Networked Web Site Owner or Search Engine Owner.
          c. Local. Local shall further indemnify, defend and hold Idearc harmless from and against any and all Damages suffered or incurred by Idearc in connection with any Proceeding against Idearc arising from (i) any content on, or the operation of, the Local Network or any web site thereof (except as to the content of any Search Results provided by Idearc hereunder to the extent that such Search Results were displayed as required by this Agreement without modification by Local or a Third Party Networked Web Site Owner or any Search Engine Owner), which violates any applicable local, state or federal licensing requirement or any applicable law (including without limitation, laws prohibiting false, fraudulent, deceptive or misleading advertising and laws prohibiting defamation, obscenity, indecency and pornography), (ii) the negligence, gross negligence, willful misconduct or any action or failure to act of any Third Party Networked Web Site Owner or Search Engine Owner, or (iii) any infringement by any Third Party Networked Web Site Owner or Search Engine Owner upon any third party’s intellectual property rights, privacy rights, or other third party rights.
          d. Notice of Claim. A Party seeking indemnification from the Indemnifying Party shall promptly notify the Indemnifying Party of any claim giving rise to such right (provided that any delay in notification will not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is actually prejudiced by such delay), and shall reasonably cooperate with the Indemnifying Party in the defense and/or settlement of any such claims (at the Indemnifying Party’s expense, to the extent of any out-of-pocket expenses); provided that, if any settlement requires an affirmative obligation of, results in any ongoing liability to, or prejudices or detrimentally impacts the Indemnified Party in any way, and such obligation, liability, prejudice or impact can reasonably be expected to be material, then such settlement shall require the Indemnified Party’s prior written consent, which may not to be unreasonably withheld or delayed, and such Indemnified Party may have its own counsel in

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attendance at all proceedings and substantive negotiations relating to such claim, at its sole cost and expense.
     15. LIMITATION OF LIABILITY; DISCLAIMERS.
          a. GENERAL. EXCEPT WITH RESPECT TO THE PARTIES’ OBLIGATIONS UNDER SECTION 10 (INTELLECTUAL PROPERTY), SECTION 12 (CONFIDENTIAL INFORMATION) AND SECTION 14 (INDEMNIFICATION), IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, LOST PROFITS), WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, REGARDLESS OF WHETHER SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. EXCEPT WITH RESPECT TO THE PARTIES’ OBLIGATIONS UNDER SECTION 10 (INTELLECTUAL PROPERTY), SECTION 12 (CONFIDENTIAL INFORMATION) AND SECTION 14 (INDEMNIFICATION) OF THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY’S AGGREGATE LIABILITY UNDER THIS AGREEMENT FOR ALL CAUSES OF ACTION ON A CUMULATIVE BASIS EXCEED THE TOTAL AMOUNTS PAYABLE BY IDEARC UNDER THIS AGREEMENT SINCE THE AMENDMENT EFFECTIVE DATE. IDEARC WILL NOT BE LIABLE FOR, OR CONSIDERED TO BE IN BREACH OF OR IN DEFAULT, ON ACCOUNT OF ANY DELAY OR FAILURE TO PERFORM AS ANTICIPATED BY THE PARTIES, OR IF ITS SITE BECOMES INOPERABLE OR INCAPABLE OF PERFORMING AS INTENDED. BOTH PARTIES MAKE NO REPRESENTATIONS OR WARRANTIES THAT THE OPERATION OF ITS SITE WILL BE UNINTERRUPTED OR ERROR-FREE, AND WILL NOT BE LIABLE FOR THE CONSEQUENCES OF ANY INTERRUPTIONS OR ERRORS.
          b. Disclaimers. Under no circumstances should this Agreement be construed as:
               i. Obligating Idearc to deliver or otherwise provide to Local all or any portion of the Superpages.com Business Database, except in the form of specific Search Results provided in response to specific Search Criteria submitted by end users of the Local Network or a Search Engine and only as set forth herein, or any information which Idearc is contractually prohibited from disclosing to any third party;
               ii. Obligating Idearc to deliver or otherwise provide any advertisements or other content directly to any Third Party Web Site Provider (or obligating Idearc to deliver or otherwise provide advertisements or content to any Search Engine Owner);

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               iii. Allowing Local (or any Third Party Networked Web Site Owner) any right or license to access, use or distribute all or any portion of the Superpages.com Business Database, except as expressly provided herein;
               iv. Allowing any Search Engine Owner any right or license to access, use or distribute all or any portion of the Superpages.com Business Database; or
               v. Obligating Idearc to provide Local (or any Third Party Networked Web Site Owner or Search Engine Owner) with direct or remote access to Superpages.com Server(s), or to otherwise allow Local (or any Third Party Networked Web Site Owner or Search Engine Owner) the ability to remotely install, implement, modify or support the Superpages.com Service or any portion thereof.
          c. WAIVER OF WARRANTIES. EACH OF THE PARTIES HEREBY DISCLAIMS, AND THE OTHER HEREBY WAIVES, ANY AND ALL IMPLIED WARRANTIES, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE REGARDING THE SUBJECT MATTER OF THIS AGREEMENT. EACH OF THE PARTIES HEREBY ACKNOWLEDGES AND AGREES THAT THE OTHER HAS NOT MADE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHICH ARE NOT OTHERWISE CONTAINED IN THIS AGREEMENT.
     16. Dispute Resolution.
          a. Injunctive Relief. The Parties agree that the breach by either of them of their respective obligations regarding the Superpages.com Marks in the case of Local and Local Marks in the case of Idearc, or regarding Confidential Information would result in irreparable injury for which there is no adequate remedy at law. Therefore, in the event of any such breach or threatened breach by either Party of such obligations or covenants, then the other Party will be entitled to seek temporary and permanent injunctive relief, in addition to any other remedies to which it may be entitled, at law or in equity.
          b. Negotiations. Except as to any dispute giving rise to a claim for injunctive relief, the Parties will use their commercially reasonable efforts to resolve any controversy or dispute arising out of or relating to this Agreement promptly by negotiations between the Parties prior to the commencement of formal legal proceedings. Consequently, the Parties agree to use the following alternative procedure prior to the commencement of any formal legal proceedings:
Dispute Resolution Procedure: At the written request of a Party, each Party shall appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve and dispute arising under this Agreement. The Parties intend that non-lawyer business representatives conduct these negotiations. The discussions shall be left to the

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discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement and therefore deemed inadmissible in any litigation that may ensue. In the event that one Party does not respond to the other Party’s request for such negotiations within 5 business days of such request, then the requesting Party may commence formal legal proceedings.
     17. Independent Contractors; No Agency.
          Each Party is an independent contractor. Neither Party may waive any right, nor incur, assume or create any debt, obligation or contract of any kind in the name of, or on behalf of, the other. Nothing in this Agreement shall be construed so as to create between the Parties any agency, partnership, joint venture, employment relationship or franchise. Neither Party nor its employees shall be eligible for any employment benefits provided by the other to its employees.
     18. General.
          a. Assignment. Neither Party may assign this Agreement, or any rights, licenses or obligations herein, without the other Party’s written consent. Any attempt to assign this Agreement other than as permitted above will be voidable at the election of the other Party. Notwithstanding the foregoing, Local acknowledges and agrees that (i) Idearc may assign its rights under this Agreement to an Affiliate of Idearc without Local’s consent, and (ii) such Affiliate of Idearc is fully bound by all of the obligations of Idearc under this Agreement.
          b. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Texas, notwithstanding any conflict of law provisions, and any amendment shall be in writing and signed by authorized representatives of each of the Parties.
          c. Attorneys’ Fees. If it becomes necessary for one Party to commence an action against the other to determine either Party’s rights under this Agreement, the prevailing Party in such action shall be entitled to recover from the other Party all costs, including reasonable attorneys’ fees, associated with the action. Such relief is in addition to any other relief that may be awarded to the prevailing Party.
          d. Notice. Any notice under this Agreement will be in writing and delivered by personal delivery, overnight courier, confirmed facsimile delivery, or certified or registered mail, return receipt requested, and will be deemed given upon personal delivery, upon delivery by

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overnight courier, upon confirmation of receipt of facsimile or five (5) days after deposit in the mail to the Parties, their successors in interest or their assigns at the addresses set forth below. Notwithstanding the foregoing, any and all copies of notices to be sent to Idearc’s Vice President-Associate General Counsel, Commercial Operations must be sent either by certified mail or overnight courier. Either Party may from time to time change the individual to receive notices or its address by giving the other Party notice of the change in accordance with this section.
If to Idearc:
Idearc Media Corp.
2200 West Airfield Drive
P.O. Box 619810
DFW Airport, Texas 75261-9810
Attn: President — Internet Division
Fax: 972-453-8723
With a copy to:
Idearc Media Corp.
Attn: Vice President-Associate General Counsel, Commercial Operations
2200 West Airfield Drive
P.O. Box 619810
DFW Airport, Texas 75261-9810
Fax: 972-453-6869
If to Local:
Local.com Corporation
Attn: Chief Financial Officer
One Technology Drive, Building G
Irvine, CA 92618
Fax: 949-784-0880
          e. Entire Agreement. This Agreement is the complete and exclusive agreement between the Parties with respect to the subject matter hereof, superseding any prior agreements and communications (both written and oral) regarding such subject matter (including, without limitation, the terms and conditions of the Original Agreement as of the Amended Effective Date). This Agreement may only be modified, or any rights under it waived, by a written document executed by both Parties. Except as expressly modified herein, the terms and conditions of the Original Agreement shall remain in full force and effect only as to the time

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period commencing with the Effective Date of the Original Agreement to the Amended Effective Date.
          f. Severability. In the event that any of the provisions of this Agreement are held by to be unenforceable by a court or arbitrator, the remaining portions of the Agreement will remain in full force and effect.
          g. Force Majeure. No delay in or failure of performance by either Party under this Agreement will be considered a breach to the extent caused by the occurrence of any event beyond its reasonable control, including but not limited to Acts of God, power outages, governmental restrictions, strike, catastrophic or unusual internet delays, outages or congestion, denial of service attacks, and other “hacker” activity.
          h.  Survival. Any Section of this Agreement that contemplates survival after the Term shall survive the completion, expiration, termination or cancellation of this Agreement.

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     In Witness Whereof, the undersigned have executed this Agreement on the date(s) written below, but effective as of the date first written above.
Idearc:

Idearc Media Corp.
By:	/s/ Eric J. Chandler,
Title: President — Internet Division

Date: 3/1/07

Local:

Local.com Corporation
By:	Bruce B. Crair,
Title: President/COO

Date: 2/28/07

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Exhibit A
Form of Monthly Usage Reports by Local
The Time Out report generated by Local for each calendar month will show the number of Local Queries Local transmits to Idearc during such calendar month as well as the number of Timed-Out Local Queries in such calendar month. A percentage calculation will also be performed to show the % of Local Queries that are Timed-Out Local Queries. For each calendar month, the Time Out Report will be in the following format:

Time Out Report	#
# of Local Queries sent to Idearc
# of Timed-Out Local Queries
% of Local Queries that are Timed-Out Local Queries
The Actual Monthly Local Query Report for each calendar month will show the number of Local Queries Local transmits to Idearc during such calendar month along with the number of Local Queries regarding which Local displays at least (1) Idearc PFP Ad.

Actual Monthly Local Query Report	#
# of Local Queries sent to Idearc
# of Local Queries regarding which Local displays Idearc ad(s)

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Exhibit B
Form of Monthly Usage Reports by Idearc
Local PFP Revenue Share
Month/Year

Month

Total Local Queries
Local Searches
Coverage
CTR
Local Qualified Clicks
Local PFP Revenue
Local PFP Revenue Share =
Network PFP Revenue Share
Month/Year

Network Qualified Clicks
Network PFP Revenue Share =

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Exhibit C
Superpages.com Marks

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Exhibit D
Local Marks

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Exhibit E
Guidelines for Advertising
Local will not knowingly serve (and shall ensure that each Third Party Networked Web Site Owner does not serve) any banner advertising on the Search Pages or Results Pages that contains, advertises, or links to content that:
•	Is obscene, defamatory, libelous, slanderous, profane, indecent or unlawful;

•	Infringes or misappropriates third party intellectual property rights;

•	Constitutes “hate speech”, whether directed at an individual or a group, and whether based upon the race, sex, creed, national origin, religious affiliation, sexual orientation or language of such individual or group;

•	Promotes or contains viruses, worms, corrupted files, cracks or other materials that are intended to or may damage or render inoperable software, hardware or security measures of Idearc or Local, or any user of the Superpages.com Web Site or the Local Network, or any third party;

•	Facilitates or promotes the sale or use of illicit drugs or any other illegal activity;

•	Facilitates, promotes or forwards illegal contests, pyramid schemes or chain letters; or

•	Otherwise restricts or inhibits any person’s use or enjoyment of the Superpages.com Web Site or the Local Network, or any other web site.
In the event that Idearc receives a complaint by an advertiser related to any content on the Local Network that promotes gambling or the sale or use of liquor or tobacco products, upon notice of such complaint, Local shall promptly make good faith efforts to resolve the issue to Idearc’s satisfaction.

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Exhibit F
Mock-Up of Results Page with “Featured Sponsors” Box

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Exhibit G
Minimum Monthly Local Query Goals
The table below specifies the Minimum Monthly Local Query Goal (as defined in Section 6(b) of the Agreement) for the number of Local Queries that Local will perform in each calendar month over term of the Agreement:

Month 1	Month 2	Month 3	Month 4	Month 5	Month 6
***	***	***	***	***	***

Month 7	Month 8	Month 9	Month 10	Month 11	Month 12
***	***	***	***	***	***

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Exhibit H
Display Rules
Local will display PFP Ads in the order they are provided to Local by Idearc. Local will be obligated to display on the applicable Local Results Pages either (a) the first *** PFP Ads provided to Local by Idearc or (b) if the number of PFP Ads provided to Local by Idearc is less than ***, then as many PFP Ads as were provided to Local by Idearc. The PFP Ads will be displayed on the applicable Local Results Pages in accordance with the following rules:
1.	If there are *** or more PFP Ads, Local will display PFP Ads *** on all odd numbered Local Results Pages and PFP Ads *** on all even numbered Local Results Pages.

2.	If there are *** PFP Ads, Local will display PFP Ads *** on all odd numbered Local Results Pages and PFP Ads *** on all even numbered Local Results Pages.

3.	If there are *** PFP Ads, Local will display PFP Ads *** on all odd numbered Local Results Pages and PFP Ads *** on all even numbered Local Results Pages.

4.	If there are *** PFP Ads, Local will display PFP Ads *** on all Local Results Pages.

5.	If there are fewer than *** PFP Ads, Local will display all of the PFP Ads on each Local Results Page, and Local may display any Backfill Ads (as defined in Section 3(f)(i)(1)) that it wishes in any other remaining advertising spaces.

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